Exhibit 10.10

Schedule of Omitted Documents
of Griffin Capital Essential Asset REIT II, Inc.

The following 2023 Term Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.5 to this Form 8-K:

1.	2023 Term Note payable to SunTrust Bank in the amount of $25,300,000 dated April 30, 2019.

2.	2023 Term Note payable to Wells Fargo Bank, National Association in the amount of $25,400,000 dated April 30, 2019.

3.	2023 Term Note payable to Capital One, National Association in the amount of $25,400,000 dated April 30, 2019.

4.	2023 Term Note payable to U.S. Bank National Association in the amount of $25,400,000 dated April 30, 2019.

5.	2023 Term Note payable to Fifth Third Bank in the amount of $20,000,000 dated April 30, 2019.

6.	2023 Term Note payable to Regions Bank in the amount of $20,000,000 dated April 30, 2019.

7.	2023 Term Note payable to Associated Bank, National Association in the amount of $8,000,000 dated April 30, 2019.

The following 2024 Term Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.6 to this Form 8-K:

1.	2024 Term Note payable to SunTrust Bank in the amount of $30,413,334 dated April 30, 2019.

2.	2024 Term Note payable to Wells Fargo Bank, National Association in the amount of $30,413,333 dated April 30, 2019.

3.	2024 Term Note payable to Capital One, National Association in the amount of $30,413,333 dated April 30, 2019.

4.	2024 Term Note payable to U.S. Bank National Association in the amount of $30,413,333 dated April 30, 2019.

5.	2024 Term Note payable to Fifth Third Bank in the amount of $31,683,333 dated April 30, 2019.

6.	2024 Term Note payable to BMO Harris Bank, National Association in the amount of $55,000,000 dated April 30, 2019.

7.	2024 Term Note payable to Regions Bank in the amount of $13,333,333 dated April 30, 2019.

8.	2024 Term Note payable to PNC Bank, National Association in the amount of $26,666,667 dated April 30, 2019.

9.	2024 Term Note payable to Branch Banking and Trust Company in the amount of $26,666,667 dated April 30, 2019.

10.	2024 Term Note payable to Goldman Sachs Bank USA in the amount of $23,333,333 dated April 30, 2019.

11.	2024 Term Note payable to Comerica Bank in the amount of $25,000,000 dated April 30, 2019.

Exhibit 10.10

12.	2024 Term Note payable to First Tennessee Bank National Association in the amount of $13,333,333 dated April 30, 2019.

The following 2026 Term Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.7 to this Form 8-K:

1.	2026 Term Note payable to SunTrust Bank in the amount of $11,904,762 dated April 30, 2019.

2.	2026 Term Note payable to Wells Fargo Bank, National Association in the amount of $11,904,762 dated April 30, 2019.

3.	2026 Term Note payable to Capital One, National Association in the amount of $11,904,762 dated April 30, 2019.

4.	2026 Term Note payable to U.S. Bank National Association in the amount of $11,904,762 dated April 30, 2019.

5.	2026 Term Note payable to Fifth Third Bank in the amount of $11,904,762 dated April 30, 2019.

6.	2026 Term Note payable to BMO Harris Bank, National Association in the amount of $11,904,761 dated April 30, 2019.

7.	2026 Term Note payable to Regions Bank in the amount of $11,666,667 dated April 30, 2019.

8.	2026 Term Note payable to PNC Bank, National Association in the amount of $10,000,000 dated April 30, 2019.

9.	2026 Term Note payable to Branch Banking and Trust Company in the amount of $10,000,000 dated April 30, 2019.

10.	2026 Term Note payable to Comerica Bank in the amount of $5,000,000 dated April 30, 2019.

11.	2026 Term Note payable to Synovus Bank in the amount of $25,000,000 dated April 30, 2019.

12.	2026 Term Note payable to First Tennessee Bank National Association in the amount of $5,000,000 dated April 30, 2019.

The following Revolving Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.8 to this Form 8-K:

1.	Second Amended and Restated Revolving Note payable to SunTrust Bank in the amount of $76,756,904 dated April 30, 2019.

2.	Second Amended and Restated Revolving Note payable to Wells Fargo Bank, National Association in the amount of $76,656,905 dated April 30, 2019.

3.	Second Amended and Restated Revolving Note payable to Capital One, National Association in the amount of $76,656,905 dated April 30, 2019.

4.	Second Amended and Restated Revolving Note payable to U.S. Bank National Association in the amount of $76,656,905 dated April 30, 2019.

5.	Second Amended and Restated Revolving Note payable to Fifth Third Bank in the amount of $80,786,905 dated April 30, 2019.

6.	Revolving Note payable to BMO Harris Bank, National Association in the amount of $77,470,239 dated April 30, 2019.

Exhibit 10.10

7.	Second Amended and Restated Revolving Note payable to Regions Bank in the amount of $55,000,000 dated April 30, 2019.

8.	Revolving Note payable to PNC Bank, National Association in the amount of $13,333,333 dated April 30, 2019.

9.	Revolving Note payable to Branch Banking and Trust Company in the amount of $13,333,333 dated April 30, 2019.

10.	Revolving Note payable to Goldman Sachs Bank USA in the amount of $11,666,667 dated April 30, 2019.

11.	Second Amended and Restated Revolving Note payable to Associated Bank, National Association in the amount of $22,000,000 dated April 30, 2019.

12.	Revolving Note payable to First Tennessee Bank National Association in the amount of $6,666,667 dated April 30, 2019.

The following Swingline Note has not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; this document is substantially identical in all material respects, except as noted below, to Exhibit 10.9 to this Form 8-K:

1.	Swingline Note payable to Wells Fargo Bank, National Association in the amount of $41,666,666.67 dated April 30, 2019.